NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED FEBRUARY 26, 2015

TO THE PROSPECTUS DATED JANUARY 30, 2015

The following subsection is added to the section entitled “How We Manage Your Money—More About Our Investment Strategies”:

Securities Lending

The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income. When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% of the value of the loaned securities. Under the Fund’s securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the Fund. Dividends, if they constitute “qualified dividends,” are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

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PROSPECTUS FOR FUTURE REFERENCE

MGN-TMOP-0215P

NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED FEBRUARY 26, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2015

1.	The following subsection is added to the section entitled “Investment Policies and Techniques”:

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Sub-Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% of the value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by the Sub-Adviser or the Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower.

While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

2.	The following is added as the second paragraph to the section entitled “Tax Matters—Taxation of Certain Ordinary Income Dividends”:

When the Fund lends portfolio securities to a borrower as described above in “Investment Policies and Techniques—Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-TMOSAI-0215P